Exhibit 23(a)

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Post-Effective Amendment No. 1 to Registration Statement No. 333-82906 of Glenbrook Life and Annuity Company (the "Company") on Form S-3 of our report dated February 20, 2002 relating to the financial statements and the related financial statement schedule of the Company appearing in the Annual Report on Form 10-K of the Company for the year ended December 31, 2001, to its use in the Statement of Additional Information (which is incorporated by reference in the Prospectuses of the Company), which is part of Registration Statement No. 333-50879 of Glenbrook Life and Annuity Company Separate Account A (the "Account"), to the use of our report dated March 8, 2002 relating to the financial statements of the Account also appearing in such Statement of Additional Information and to the reference to us under the heading "Experts" in such Prospectuses and Statement of Additional Information.




/s/ Deloitte & Touche LLP
Chicago, Illinois
April 24, 2002

Exhibit 23(b)
                              BRICKER & ECKLER LLP
                                  LAW OFFICES
                              BRICKER & ECKLER LLP
                             100 South Third Street
                           COLUMBUS, OHIO 43215-4291

                            TELEPHONE (614) 227-2300

                               FAX (614) 227-2390
                             EMAIL: INFO@BRICKER.COM
                   INTERNET HOME PAGE: HTTP://WWW.BRICKER.COM

                                 -------------


                                 April 17, 2002







Glenbrook Life and Annuity Company
3100 Sanders Road, J5B
Northbrook, IL  60062-7154


         Re:    Form S-3 Registration Statement
                Under the Securities Act of 1933
                File No. 333-82906

         We hereby consent to the filing of this letter as an exhibit to Post-Effective Amendment No. 1 to the above-referenced Registration Statement and to the reference to our firm under the caption "Legal Matters" in the prospectuses incorporated by reference in the Form S-3 Registration Statement for fixed account interests under flexible premium deferred fixed and variable annuity contracts, to be issued by the Company, through its general account and its Glenbrook Life and Annuity Company Separate Account A.

                               Sincerely,

                             /S/ BRICKER & ECKLER LLP

                              Bricker & Eckler LLP


Columbus, Ohio
April 17, 2002